UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 14, 2011 (November 10, 2011)
Date of report (Date of earliest event reported)

ISLAND BREEZE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53452	27-1742696
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

211 Benigno Blvd, Suite 201, Bellmawr, New Jersey	08031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 931-1505

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

Item 3.02               UNREGISTERED SALES OF EQUITY SECURITIES

On November 10, 2011, we and our wholly owned Cayman Island subsidiary, Island Breeze International (“International”), entered into a securities purchase agreement (the “SPA”) with an investor (the “Investor”).  Pursuant to the SPA, we and International issued to Investor a promissory note (the “Note”) in the principal amount of $2,750,000 which, if fully funded, will represent $2,500,000 in cash and a non refundable 9% original issue discount (“OID”) of $250,000.  Pursuant to this financing, we can request advances be made to us by the Investor from time to time.  The initial advance at closing was $724,580.38 (inclusive of the OID).  Subsequent advances will be used primary to pay for refurbishment of Island Breeze.  The Note is due and payable on November 9, 2012 and is secured by a mortgage on Island Breeze, a vessel owned by International.

In connection with this loan, we issued to Investor 2,083,333 shares of our common stock (the “Shares”).  We have the right to purchase, for $0.001 per share, a percentage of these Shares determined by the percentage of the Note which is funded by advances (the “Repurchase Right”).  Under the terms of the SPA, Investor has the right, commencing on the 22nd month anniversary of the closing (subject to acceleration in certain circumstances), to cause us and International to purchase the shares for cash at a purchase price per share of $0.10, subject to certain adjustments (the “Put”).  The mortgage will be released upon our satisfaction of the Note and until such time will secure our obligations under the Note, the Put, and other obligations set forth in the documents executed with respect to the transaction.

Item 8.01               OTHER EVENTS

Press Release relating to SPA executed on November 14, 2011.

Item 9.01               EXHIBITS

         (c) Exhibits

4.14
Form of Securities Purchase Agreement, between Island Breeze International, Inc., Island Breeze International and Investor dated, November 9, 2011, with respect to the Convertible Promissory Note in the amount of $2,750,000 issued by the Company on November 9, 2011.

4.15	Form of Convertible Promissory Note issued to Investor, in the principal amount of $2,750,000 dated, November 9, 2011.
4.16	Form of First Priority Naval Mortgage issued by Island Breeze International in favor of Investor dated, November 9, 2011.
99.1	Press Release issued November 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ISLAND BREEZE INTERANTIONAL, INC.

Date: November 14,2011	By:	/s/ Steven G. Weismann
Steven G. Weismann, Chief Financial Officer